UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                        ____________

                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                    _____________________


     Date of Report (Date of earliest event reported): December 16, 1997



                FREEPORT-McMoRan SULPHUR INC.
     (Exact name of registrant as specified in its charter)


         Delaware                   1-13617              72-1392855
  (State of incorporation)  (Commission File Number)   (IRS Employer
                                                     Identification No.)



1615 Poydras Street, New Orleans, Louisiana                 70112
 (Address of principal executive offices)                 (Zip Code)



                       (504) 582-4000
     (Registrant's telephone number, including area code)


                             N/A
     (Former name or former address, if changed since last report)

Item 5.  Other Events.

    On December 16, 1997, the Board of Directors of Freeport-McMoRan Sulphur Inc., a Delaware corporation (the "Company"), declared a dividend payable December 22, 1997 of one right (a "Right") for each outstanding share of common stock, $.01 par value ("Common Stock"), of the Company held of record at the close of business on December 19, 1997 (the "Record Time"), or issued thereafter and prior to the Separation Time (as here-inafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Stockholder Protection Rights Agreement, dated as of December 17, 1997 (the "Rights Agreement"), between the Company and Mellon Securities Trust Company as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth of a share of Participating Preferred Stock, $.01 par value ("Participating Preferred Stock"), for $25.00 (the "Exercise Price"), subject to adjustment.

    The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either hereinafter referred to as the "Separation Time") (i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below, and (ii) the tenth day after the first date (the "Flip-in Date") of public announcement by the Company that a Person has become an Acquiring Person, other than as a result of a Flip-over Transaction or Event (as defined below); provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause (i) is canceled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made. An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock, which term shall not include (i) Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), its Affiliates and Associates, but only with respect to the shares of Common Stock Beneficially Owned by FRP, its Affiliates and Associates at the Record Time, (ii) the Company and any wholly-owned subsidiary of the Company,
(iii) any Person who shall become the Beneficial Owner of 15% or more of the outstanding Common Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such Person acquires additional Common Stock, other than through a dividend or stock split,
(iv) any Person who becomes an Acquiring Person without any plan or intent to seek or affect control of the Company if such Person promptly divests sufficient securities such that such 15% or greater Beneficial Ownership ceases, or (v) any Person who Beneficially Owns shares of Common Stock consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company at a time at which there is no Acquiring Person, (B) shares owned by such Person and its Affiliates and Associates at the time of such grant or (C) shares, amounting to less than 1% of the outstanding Common Stock, acquired by Affiliates and Associates of such Person after the time of such grant.

    The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

    The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the tenth anniversary of the Record Time (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into when there is no Acquiring Person (in any such case, the "Expiration Time").

    The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

    In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned on or after the Stock Acquisition Date by the Acquiring Person or any Affiliate or Associate thereof, or by any transferee of any of the foregoing, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock or Participating Preferred Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the date of the public announcement of an Acquiring Person's becoming such (the "Stock Acquisition Date") that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned on or after the Stock Acquisition Date by the Acquiring Person or any Affiliate or Associate thereof, or by any transferee of any of the foregoing, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.


    Whenever the Company shall become obligated under the preceding paragraph to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each share of Common Stock so issuable.

    In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company and any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or
(ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company (a "Flip-over Transaction or Event"), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event
(i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring
Person and its Affiliates and Associates counted together as a single
Person.

    The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.01 per Right (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

    The Company and the Rights Agent may amend the Rights Agreement without the approval of any holders of Rights (i) prior to the close of business on the Flip-in Date, in any respect and (ii) after the close of business on the Flip-in Date, to make any changes that the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally or in order to cure any ambiguity or to correct or supplement any provision which may be inconsistent with any other provision or otherwise defective.

    The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

    The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 15% or more of the Common Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be redeemed on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.

    As of December 16, 1996 there were 100 shares of Common Stock issued and outstanding. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

    The Rights Agreement and a form of press release announcing the declaration of the Rights are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits.

            4. Rights Agreement, dated as of December 16, 1996, between Freeport-McMoRan Sulphur Inc. and Mellon Securities Trust Company, as Rights Agent, including
                 (i) as Exhibit A-the Form of Certificate of
                 Designation for the Participating Preferred Stock,
                 (ii) as Exhibit B-the Forms of Rights Certificate, Assignment and Election to Purchase, and (iii) as Exhibit C-the Summary of Stockholder Protection Rights Agreement (incorporated herein by reference to Exhibits 1, 2, 3 and 4 to the Company's Registration Statement on Form 8-A, filed with the Commission on December 17, 1997).



                            SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FREEPORT-McMoRan SULPHUR INC.



                                  By:   /s/Robert M. Wohleber
                                          Robert M. Wohleber
                                             President and
                                        Chief Executive Officer




Date:  December 17, 1997

                          EXHIBIT INDEX


     Exhibit No.                        Description

        4. Rights Agreement, dated as of December 16, 1997, between Freeport-McMoRan Sulphur Inc. and Mellon Securities Trust Company, as Rights Agent, including (i) as Exhibit A-the Form of Certificate of Designation for the Participating Preferred Stock, (ii) as Exhibit B-the Forms of Rights Certificate, Assignment and Election to Purchase, and
                        (iii) as Exhibit C-the Summary of Stockholder Protection Rights Agreement (incorporated herein by reference to Exhibits 1, 2, 3 and 4 to the Company's Registration Statement on Form 8-A, filed with the Commission on December 17, 1997).